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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)_______________________________ October 30, 1997
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FCC National Bank
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   (Exact name of registrant as specified in its charters)


United States of America            0-16337                 51-0269396
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)



One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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   (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:   302-656-5020
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Item 5.   Other Events.
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On October 30, 1997, the closing of the sale of First Chicago Master Trust II
$600,000,000 Floating Rate Asset Backed Certificates Series 1997-T (the "Series 1997-T Certificates") pursuant to the Underwriting Agreement, dated November 14, 1996, and the Terms Agreement dated October 21, 1997, both between FCC National Bank (the "Bank") and First Chicago Capital Markets, Inc., as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1997-T Supplement, dated as of October 1, 1997 (the "Series 1997-T Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990, (as amended, the "Pooling and Servicing Agreement"), between the Bank and the Trustee.

On October 30, 1997, the closing of the sale of First Chicago Master Trust II $400,000,000 Floating Rate Asset Backed Certificates Series 1997-U (the "Series 1997-U Certificates") pursuant to the Underwriting Agreement, dated November 14, 1996 and the Terms Agreement, dated October 21, 1997, both between FCC National Bank (the "Bank") and First Chicago Capital Markets, Inc., as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1997-U Supplement, dated as of October 1, 1997 (the "Series 1997-U Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990, (as amended, the "Pooling and Servicing Agreement"), between the Bank and the Trustee.

Item 7.   Financial Statements and Exhibits.
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(c)       Exhibits
          The exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 333-02361).

          Exhibit Number      Description of Exhibit
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               4.26           Series 1997-T Supplement to Pooling and Servicing
                              Agreement relating to the Series 1997-T
                              Certificates.

               4.27 Series 1997-U Supplement to Pooling and Servicing Agreement relating to the Series 1997-U Certificates.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FCC NATIONAL BANK
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                              (Registrant)


Date: November 10, 1997       By /s/ Sharon A. Renchof
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                              Title:    Assistant Secretary
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                               INDEX TO EXHIBITS


 Exhibit                   Description of                 Sequential Page
  Number                       Exhibit                        Number
 --------                 -----------------              ------------------

      4.26           Series 1997-T Supplement to Pooling
                     and Servicing Agreement relating to
                     the Series 1997-T Certificates.

      4.27           Series 1997-U Supplement to Pooling
                     and Servicing Agreement relating to
                     the Series 1997-U Certificates.